Blue Owl Credit SLF LLC

Supplemental Financial Information (Unaudited) as of the year ended December 31, 2025 and the period ended December 31, 2024

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)

Consolidated Statement of Assets and Liabilities
(Amounts in thousands)

	December 31, 2025	December 31, 2024(1)
Assets
Investments at fair value (amortized cost of $2,350,698 and $1,162,056, respectively)	$2,343,367	$1,164,473
Cash	124,718	17,354
Due from investors	—	24
Receivable due on investments sold	1,803	11,365
Interest receivable	7,635	3,151
Total Assets	$2,477,523	$1,196,367
Liabilities
Debt (net of unamortized debt issuance costs of $8,463 and $1,572, respectively)	$1,728,363	$750,610
Payable for investments purchased	94,359	85,750
Interest payable	23,627	4,190
Distribution payable	15,513	6,451
Accrued expenses and other liabilities	1,592	555
Total Liabilities	1,863,454	847,556
Members’ Equity
Total Members’ Equity - Class A	614,069	348,811
Total Members' Equity	614,069	348,811
Total Liabilities and Members’ Equity	$2,477,523	$1,196,367

(1) The Company’s date of inception was May 6, 2024.

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Statement of Operations
(Amounts in thousands)

	For the Years Ended December 31,
	2025	2024(1)
Investment Income
Investment Income	$133,213	$14,573
Total Investment Income	$133,213	$14,573
Operating Expenses
Interest expense	$76,317	$7,986
Professional fees	2,757	580
Organizational costs	—	40
Total Operating Expenses	79,074	8,606
Net Investment Income (Loss)	54,139	5,967
Net Realized and Change in Unrealized Gain (Loss)
Net change in unrealized gain (loss) on investments	(9,747)	2,417
Net realized gain (loss) on investments	(894)	487
Total Net Realized and Change in Unrealized Gain (Loss) on Investments	(10,641)	2,904
Net Increase (Decrease) in Members' Equity Resulting from Operations	$43,498	$8,871
Total Net Increase (Decrease) in Members’ Equity Resulting from Operations - Class A	$43,498	$8,871

(1) The Company’s date of inception was May 6, 2024.

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Schedule of Investments
As of December 31, 2025
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(10)
Debt Investments
Advertising and media
Outfront Media Capital LLC(5)	First lien senior secured loan	S +	2.00%	—%	09/2032	$3,900	$3,895	$3,909
Project Boost Purchaser, LLC (dba J.D. Power)(6)	First lien senior secured loan	S +	2.75%	—%	07/2031	19,205	19,210	19,245
							23,105	23,154	3.8%
Aerospace and defense
Amentum Government Services Holdings LLC(5)	First lien senior secured loan	S +	2.00%	—%	09/2031	3,408	3,402	3,414
American Airlines, Inc.(6)	First lien senior secured loan	S +	1.75%	—%	01/2027	658	656	657
American Airlines, Inc.(6)	First lien senior secured loan	S +	2.25%	—%	02/2028	360	357	361
American Airlines, Inc.(6)	First lien senior secured loan	S +	3.25%	—%	05/2032	3,805	3,768	3,822
Arcline FM Holdings LLC(6)	First lien senior secured loan	S +	2.75%	—%	06/2030	8,321	8,320	8,344
Avolon TLB Borrower 1 (US) LLC(5)	First lien senior secured loan	S +	1.75%	—%	06/2030	11,315	11,311	11,375
Bleriot US Bidco Inc.(6)	First lien senior secured loan	S +	2.50%	—%	10/2030	21,844	21,844	21,945
Brown Group Holdings, LLC(5)	First lien senior secured loan	S +	2.50%	—%	07/2031	497	497	500
Brown Group Holdings, LLC(5)	First lien senior secured loan	S +	2.75%	—%	07/2031	9,983	9,983	10,028
Dynasty Acquisition Co., Inc. (dba StandardAero Limited)(5)	First lien senior secured loan	S +	2.00%	—%	10/2031	10,395	10,389	10,429
Kaman Corporation(6)	First lien senior secured loan	S +	2.50%	—%	02/2032	10,886	10,876	10,923
KBR, Inc(5)	First lien senior secured loan	S +	2.00%	—%	01/2031	990	993	994
Propulsion (BC) Finco S.A.R.L.(6)	First lien senior secured loan	S +	2.50%	—%	12/2032	6,857	6,840	6,887
Signia Aerospace LLC(6)	First lien senior secured loan	S +	2.75%	—%	12/2031	12,308	12,309	12,339
Transdigm Inc.(5)	First lien senior secured loan	S +	2.25%	—%	03/2030	496	496	498
Transdigm Inc.(5)	First lien senior secured loan	S +	2.50%	—%	01/2032	9,875	9,855	9,912
Transdigm Inc.(5)	First lien senior secured loan	S +	2.50%	—%	08/2032	9,589	9,565	9,627
United Airlines, Inc.(5)	First lien senior secured loan	S +	2.00%	—%	02/2031	990	990	993
							122,451	123,048	20.0%
Automotive services
Belron Finance US LLC(6)	First lien senior secured loan	S +	2.25%	—%	10/2031	7,900	7,900	7,940
Mavis Tire Express Services Topco Corp.(5)	First lien senior secured loan	S +	3.00%	—%	05/2028	2,845	2,845	2,854
Mister Car Wash Holdings, Inc.(5)	First lien senior secured loan	S +	2.50%	—%	03/2031	682	683	684
VALVOLINE INC(5)	First lien senior secured loan	S +	2.00%	—%	12/2032	3,419	3,402	3,438
Wand Newco 3, Inc. (dba Caliber )(5)	First lien senior secured loan	S +	2.50%	—%	01/2031	4,696	4,696	4,698
							19,526	19,614	3.2%
Buildings and real estate
American Residential Services, LLC(6)(8)	First lien senior secured loan	S +	2.75%	—%	02/2032	7,190	7,171	7,208
ARCOSA INC(5)	First lien senior secured loan	S +	2.00%	—%	10/2031	2,299	2,299	2,308
Beacon Roofing Supply, Inc. (dba QXO)(5)	First lien senior secured loan	S +	2.00%	—%	04/2032	1,980	1,976	1,992
Construction Partners, Inc.(5)	First lien senior secured loan	S +	2.50%	—%	11/2031	425	425	427
Cushman & Wakefield U.S. Borrower, LLC(5)(8)	First lien senior secured loan	S +	2.75%	—%	01/2030	2,752	2,724	2,763
Hunter Douglas Inc(6)	First lien senior secured loan	S +	3.00%	—%	01/2032	1,327	1,324	1,332
Knife River Corporation(6)	First lien senior secured loan	S +	2.00%	—%	03/2032	1,451	1,451	1,451
MIWD Holdco II LLC(5)	First lien senior secured loan	S +	2.75%	—%	03/2031	10,426	10,276	10,476
Park River Holdings Inc(6)	First lien senior secured loan	S +	4.50%	—%	03/2031	10,254	10,254	10,278
Quikrete Holdings, Inc.(5)	First lien senior secured loan	S +	2.25%	—%	03/2029	496	493	498
Quikrete Holdings, Inc.(5)	First lien senior secured loan	S +	2.25%	—%	02/2032	7,387	7,373	7,408
Starwood Property Mortgage, L.L.C.(5)(8)	First lien senior secured loan	S +	1.75%	—%	11/2027	1,785	1,781	1,781
Starwood Property Mortgage, L.L.C.(5)	First lien senior secured loan	S +	2.25%	—%	09/2032	3,868	3,863	3,878
							51,410	51,800	8.4%

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Schedule of Investments
As of December 31, 2025
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(10)
Business services
Boxer Parent Company Inc. (f/k/a BMC)(6)	First lien senior secured loan	S +	3.00%	—%	07/2031	18,750	18,592	18,686
BrightView Landscapes, LLC(6)(8)	First lien senior secured loan	S +	2.00%	—%	04/2029	4,500	4,508	4,500
CCC Intelligent Solutions Inc(5)	First lien senior secured loan	S +	2.00%	—%	01/2032	759	759	761
ConnectWise, LLC(6)	First lien senior secured loan	S +	3.50%	—%	09/2028	10,625	10,631	10,419
CoolSys, Inc.(6)	First lien senior secured loan	S +	4.75%	—%	08/2028	14,807	14,644	13,087
IDEMIA Group SAS(6)	First lien senior secured loan	S +	4.25%	—%	09/2028	2,774	2,793	2,788
IGT Holding IV AB (dba IFS)(6)(8)	First lien senior secured loan	S +	3.00%	—%	09/2031	1,290	1,290	1,297
Kaseya Inc.(5)	First lien senior secured loan	S +	3.00%	—%	03/2032	12,473	12,432	12,474
Madison Safety & Flow LLC(5)	First lien senior secured loan	S +	2.50%	—%	09/2031	2,068	2,068	2,080
MKS Instruments, Inc.(5)	First lien senior secured loan	S +	2.00%	—%	08/2029	216	217	217
NVENT ELEC PUB LTD CO (dba Nvent Thermal LLC)(5)	First lien senior secured loan	S +	3.00%	—%	01/2032	13,965	13,904	14,047
Ping Identity Holding Corp.(6)	First lien senior secured loan	S +	2.75%	—%	11/2032	12,331	12,301	12,347
PINNACLE BUYER, LLC(6)	First lien senior secured loan	S +	2.50%	—%	10/2032	17,228	17,185	17,281
Plano HoldCo, Inc. (dba Perficient)(6)(8)	First lien senior secured loan	S +	3.50%	—%	10/2031	5,955	5,933	5,761
Plusgrade Inc.(5)	First lien senior secured loan	S +	3.50%	—%	03/2031	9,259	9,260	9,259
Pye-Barker Fire & Safety, LLC(6)	First lien senior secured loan	S +	2.50%	—%	12/2032	17,013	16,929	17,112
Red Planet Borrower, LLC (dba Liftoff Mobile)(5)	First lien senior secured loan	S +	4.00%	—%	08/2032	16,232	16,074	16,246
Shift4 Payments, LLC(6)	First lien senior secured loan	S +	2.50%	—%	06/2032	8,611	8,611	8,655
Tecta America Corp.(5)	First lien senior secured loan	S +	2.75%	—%	02/2032	23,200	23,198	23,267
Vestis Corp(6)	First lien senior secured loan	S +	2.25%	—%	02/2031	1,026	987	936
VM Consolidated, Inc.(5)	First lien senior secured loan	S +	2.00%	—%	10/2032	3,273	3,266	3,294
XPLOR T1, LLC(6)(8)	First lien senior secured loan	S +	3.50%	—%	12/2032	24,745	24,649	24,745
							220,231	219,259	35.7%
Chemicals
Advancion Holdings, LLC (fka Aruba Investments Holdings, LLC)(5)(8)	First lien senior secured loan	S +	4.00%	—%	11/2027	17,331	17,331	15,772
Axalta Coating Systems US Holdings INC(6)	First lien senior secured loan	S +	1.75%	—%	12/2029	867	867	868
Derby Buyer LLC (dba Delrin)(5)	First lien senior secured loan	S +	3.00%	—%	11/2030	9,826	9,826	9,849
Entegris, Inc.(5)	First lien senior secured loan	S +	1.75%	—%	07/2029	600	602	603
FORMULATIONS PARENT CORPORATION (dba Chase Corporation)(6)	First lien senior secured loan	S +	4.00%	—%	04/2032	2,353	2,331	2,345
Ineos US Finance LLC(5)	First lien senior secured loan	S +	3.25%	—%	02/2030	3,960	3,888	3,193
MSOF BEACON LLC(5)(8)	First lien senior secured loan	S +	3.00%	—%	12/2032	10,263	10,195	10,255
Nouryon Finance B.V.(7)	First lien senior secured loan	S +	3.25%	—%	04/2028	11,937	11,907	11,996
Windsor Holdings III LLC(5)	First lien senior secured loan	S +	2.75%	—%	08/2030	6,942	6,760	6,952
							63,707	61,833	10.1%
Consumer products
ACP Tara Holdings, Inc. (dba Arcadia)(6)(8)	First lien senior secured loan	S +	3.25%	—%	12/2032	15,554	15,516	15,631
ASGN Incorporated(5)	First lien senior secured loan	S +	1.75%	—%	08/2030	495	500	497
BEP Intermediate Holdco, LLC (dba Buyers Edge Platform)(5)(8)	First lien senior secured loan	S +	2.75%	—%	04/2031	7,331	7,331	7,386
HomeServe USA Holding Corp.(5)	First lien senior secured loan	S +	2.00%	—%	10/2030	3,975	3,962	3,977
Novelis Inc(6)	First lien senior secured loan	S +	1.75%	—%	03/2032	4,609	4,609	4,624
							31,918	32,115	5.2%
Containers and packaging
Berlin Packaging(5)	First lien senior secured loan	S +	3.25%	—%	06/2031	7,501	7,484	7,515
Charter NEX US, Inc.(5)	First lien senior secured loan	S +	2.75%	—%	11/2030	4,216	4,214	4,222
Clydesdale Acquisition Holdings, Inc. (dba Novolex)(5)	First lien senior secured loan	S +	3.25%	—%	03/2032	14,405	14,305	14,386
Plastipak Holdings Inc.(5)	First lien senior secured loan	S +	2.50%	—%	09/2032	22,507	22,398	22,555

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Schedule of Investments
As of December 31, 2025
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(10)
Pregis Topco LLC(5)	First lien senior secured loan	S +	4.00%	—%	02/2029	4,861	4,851	4,899
ProAmpac PG Borrower LLC(6)	First lien senior secured loan	S +	4.00%	—%	09/2028	8,194	8,181	8,199
Ring Container Technologies Group, LLC(5)	First lien senior secured loan	S +	2.50%	—%	09/2032	17,077	17,034	17,116
SupplyOne, Inc.(5)	First lien senior secured loan	S +	3.50%	—%	04/2031	16,175	16,166	16,197
Tricorbraun Holdings, Inc.(5)	First lien senior secured loan	S +	3.25%	—%	03/2028	20,659	20,484	19,949
							115,117	115,038	18.7%
Distribution
AI Aqua Merger Sub, Inc. (dba Culligan)(6)	First lien senior secured loan	S +	3.00%	—%	07/2028	11,718	11,593	11,739
Avient Corporation(6)	First lien senior secured loan	S +	1.75%	—%	08/2029	3,385	3,399	3,404
BCPE Empire Holdings, Inc. (dba Imperial-Dade)(5)	First lien senior secured loan	S +	3.25%	—%	12/2030	17,820	17,820	17,604
BradyPLUS Holdings, LLC (f/k/a BradyIFS Holdings, LLC)(6)	First lien senior secured loan	S +	3.50%	—%	12/2030	24,002	23,637	23,717
Paint Intermediate III LLC (dba Wesco Group)(6)	First lien senior secured loan	S +	3.00%	—%	10/2031	20,091	20,019	20,168
White Cap Supply Holdings, LLC(5)	First lien senior secured loan	S +	3.25%	—%	10/2029	2,897	2,886	2,908
							79,354	79,540	13.0%
Education
Ellucian Holdings Inc. (f/k/a Sophia, L.P.)(5)	First lien senior secured loan	S +	2.75%	—%	10/2029	9,738	9,738	9,786
Renaissance Learning, Inc.(5)	First lien senior secured loan	S +	4.00%	—%	04/2030	5,137	4,974	4,475
Spring Education Group, Inc. (fka SSH Group Holdings, Inc.)(6)	First lien senior secured loan	S +	3.25%	—%	10/2030	13,847	13,846	13,905
							28,558	28,166	4.6%
Energy equipment and services
AZZ Inc.(5)	First lien senior secured loan	S +	1.75%	—%	05/2029	2,599	2,610	2,605
Brookfield WEC Holdings Inc.(5)	First lien senior secured loan	S +	2.00%	—%	01/2031	4,045	4,045	4,050
Calpine Construction Finance Company(5)	First lien senior secured loan	S +	1.75%	—%	07/2030	3,000	3,000	3,002
Calpine Corporation(5)	First lien senior secured loan	S +	1.75%	—%	01/2031	1,500	1,499	1,500
Calpine Corporation(5)	First lien senior secured loan	S +	1.75%	—%	02/2032	4,000	3,990	3,998
Centuri Group, Inc(5)	First lien senior secured loan	S +	2.25%	—%	07/2032	4,826	4,826	4,840
Fleet U.S. Bidco Inc.(7)(8)	First lien senior secured loan	S +	2.75%	—%	02/2031	19,758	19,760	19,808
							39,730	39,803	6.5%
Financial services
AllSpring Buyer(6)	First lien senior secured loan	S +	3.00%	—%	11/2030	1,910	1,906	1,919
Ascensus Holdings, Inc.(5)	First lien senior secured loan	S +	3.00%	—%	11/2032	7,895	7,876	7,882
BCPE Pequod Buyer, Inc. (dba Envestnet)(5)	First lien senior secured loan	S +	3.00%	—%	11/2031	18,309	18,287	18,338
Boost Newco Borrower, LLC (dba WorldPay)(6)	First lien senior secured loan	S +	2.00%	—%	01/2031	6,948	6,835	6,952
Chrysaor Bidco s.à r.l. (dba AlterDomus)(6)	First lien senior secured loan	S +	3.25%	—%	10/2031	6,610	6,603	6,651
Citadel Securities, LP(6)	First lien senior secured loan	S +	2.00%	—%	10/2031	7,033	7,033	7,067
Citco Funding LLC(5)	First lien senior secured loan	S +	2.75%	—%	04/2028	1,980	1,988	1,992
Citrin Cooperman Advisors LLC(6)	First lien senior secured loan	S +	3.00%	—%	04/2032	6,734	6,708	6,751
Cohnreznick Advisory LLC(6)	First lien senior secured loan	S +	3.50%	—%	03/2032	6,343	6,319	6,362
Creative Planning, LLC(5)	First lien senior secured loan	S +	2.00%	—%	05/2031	7,644	7,592	7,658
EP Wealth Advisors, LLC(6)	First lien senior secured loan	S +	3.00%	—%	10/2032	3,993	3,983	4,003
First Eagle Holdings, Inc.(6)	First lien senior secured loan	S +	3.50%	—%	08/2032	9,144	9,003	9,125
Focus Financial Partners, LLC(5)	First lien senior secured loan	S +	2.50%	—%	09/2031	14,196	14,191	14,215
Grant Thornton Advisors LLC(5)	First lien senior secured loan	S +	2.75%	—%	06/2031	3,282	3,261	3,285
Grant Thornton Advisors LLC(5)	First lien senior secured loan	S +	3.00%	—%	06/2031	2,245	2,219	2,252
Guggenheim Partners Investment Management Holdings, LLC(6)	First lien senior secured loan	S +	2.50%	—%	11/2031	5,940	5,928	5,960
Kestra Advisor Services Holdings A, Inc.(5)	First lien senior secured loan	S +	3.00%	—%	03/2031	5,400	5,401	5,406
MARINER WEALTH ADVISORS, LLC(6)	First lien senior secured loan	S +	2.50%	—%	12/2030	4,891	4,891	4,913
OneDigital Borrower LLC(5)	First lien senior secured loan	S +	3.00%	—%	07/2031	15,464	15,464	15,469

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Schedule of Investments
As of December 31, 2025
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(10)
Orion Advisor Solutions Inc(6)	First lien senior secured loan	S +	3.25%	—%	09/2030	10,487	10,487	10,500
Orion US Finco Inc. (dba OSTTRA)(5)	First lien senior secured loan	S +	3.50%	—%	05/2032	8,767	8,767	8,818
PPI Holding US INC. (dba Nuvei)(5)	First lien senior secured loan	S +	2.50%	—%	11/2031	3,095	3,082	3,108
Pushpay USA Inc(7)(8)	First lien senior secured loan	S +	3.75%	—%	08/2031	5,758	5,757	5,729
Saphilux S.a.r.L. (dba IQ-EQ)(7)	First lien senior secured loan	S +	3.00%	—%	07/2028	19,474	19,474	19,583
TMF Sapphire Bidco B.V.(6)	First lien senior secured loan	S +	2.75%	—%	05/2028	2,231	2,229	2,241
Victory Capital Holdings Inc(6)	First lien senior secured loan	S +	2.00%	—%	09/2032	7,090	7,082	7,121
							192,366	193,300	31.5%
Food and beverage
1011778 BC / NEW RED FIN (dba Restaurant Brands)(5)	First lien senior secured loan	S +	1.75%	—%	09/2030	1,898	1,890	1,898
Aramark Services, Inc.(5)	First lien senior secured loan	S +	1.75%	—%	06/2030	5,949	5,949	5,962
Aspire Bakeries Holdings, LLC(5)	First lien senior secured loan	S +	3.50%	—%	12/2030	4,208	4,208	4,221
Balrog Acquisition, Inc. (dba Bakemark)(5)	First lien senior secured loan	S +	4.00%	—%	09/2028	15,051	15,082	12,455
Chobani LLC(5)	First lien senior secured loan	S +	2.25%	—%	10/2032	8,802	8,802	8,837
Fiesta Purchaser, Inc. (dba Shearer's Foods)(5)	First lien senior secured loan	S +	2.75%	—%	02/2031	14,288	14,288	14,268
FRONERI US INC(7)	First lien senior secured loan	S +	2.25%	—%	09/2031	3,970	3,962	3,966
FRONERI US INC(6)	First lien senior secured loan	S +	2.25%	—%	09/2032	14,416	14,384	14,410
IRB Holding Corp (dba Inspire Brands, Inc.)(5)	First lien senior secured loan	S +	2.50%	—%	12/2030	14,157	14,157	14,184
Pegasus BidCo B.V.(6)	First lien senior secured loan	S +	2.75%	—%	07/2029	7,438	7,437	7,447
Raising Cane's Restaurants, LLC(5)	First lien senior secured loan	S +	2.00%	—%	11/2032	13,496	13,463	13,521
Red SPV, LLC(5)	First lien senior secured loan	S +	2.25%	—%	03/2032	9,476	9,433	9,472
Savor Acquisition, Inc. (dba Sauer Brands)(6)	First lien senior secured loan	S +	3.00%	—%	02/2032	5,522	5,502	5,540
Simply Good Foods USA, Inc.(5)	First lien senior secured loan	S +	2.00%	—%	03/2030	6,853	6,819	6,875
Snacking Investments US LLC (dba Arnott's Group)(6)	First lien senior secured loan	S +	3.00%	—%	10/2032	7,382	7,364	7,419
Utz Quality Foods, LLC(6)	First lien senior secured loan	S +	2.50%	—%	01/2032	2,550	2,550	2,560
Whatabrands LLC (dba Whataburger Restaurants LLC)(5)	First lien senior secured loan	S +	2.50%	—%	08/2028	7,361	7,327	7,379
							142,617	140,414	22.9%
Healthcare equipment and services
Agiliti Health(6)	First lien senior secured loan	S +	3.00%	—%	05/2030	990	963	968
ARGENT FINCO LLC(6)(8)	First lien senior secured loan	S +	3.00%	—%	11/2032	4,571	4,560	4,594
Azalea TopCo, Inc. (dba Press Ganey)(5)	First lien senior secured loan	S +	3.00%	—%	04/2031	6,377	6,382	6,385
Confluent Medical Technologies, Inc.(6)(8)	First lien senior secured loan	S +	3.00%	—%	02/2029	9,714	9,714	9,763
Curium BidCo S.A.R.L (dba Curium Pharma)(6)	First lien senior secured loan	S +	3.00%	—%	08/2031	9,685	9,640	9,766
Global Medical Response, Inc.(6)	First lien senior secured loan	S +	3.50%	—%	10/2032	12,642	12,611	12,714
LUMEXA IMAGING INC(6)(8)	First lien senior secured loan	S +	3.00%	—%	12/2032	5,333	5,320	5,360
Medline Borrower, LP(5)	First lien senior secured loan	S +	1.75%	—%	10/2030	15,405	15,388	15,455
NSM Top Holdings Corp. (dba National Seating & Mobility)(6)(8)	First lien senior secured loan	S +	4.25%	—%	05/2029	10,802	10,775	10,829
Resonetics, LLC(6)	First lien senior secured loan	S +	2.75%	—%	06/2031	15,296	15,296	15,312
Sharp Services, LLC(6)	First lien senior secured loan	S +	3.00%	—%	09/2032	2,217	2,206	2,222
Zest Acquisition Corp.(6)(8)	First lien senior secured loan	S +	5.25%	—%	02/2028	990	995	968
							93,850	94,336	15.4%
Healthcare providers and services
CHG Healthcare Services, Inc.(6)	First lien senior secured loan	S +	2.75%	—%	09/2028	3,216	3,217	3,230
CHG PPC Parent LLC(5)(8)	First lien senior secured loan	S +	3.00%	—%	12/2028	4,193	4,181	4,203
Concentra(5)	First lien senior secured loan	S +	2.00%	—%	07/2031	1,489	1,495	1,498
Confluent Health, LLC(5)(8)	First lien senior secured loan	S +	4.00%	—%	11/2028	13,346	13,172	11,811
Covetrus, Inc.(6)(8)	First lien senior secured loan	S +	5.00%	—%	10/2029	15,976	15,369	14,857
Electron Bidco Inc (dba ExamWorks)(5)	First lien senior secured loan	S +	2.50%	—%	11/2028	1,985	1,985	1,994

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Schedule of Investments
As of December 31, 2025
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(10)
Inizio Group Limited (dba UDG Healthcare)(6)(8)	First lien senior secured loan	S +	4.25%	—%	08/2028	3,080	3,033	2,995
LSCS Holdings, Inc.(6)	First lien senior secured loan	S +	4.50%	—%	03/2032	12,899	12,837	12,614
Onex TSG Intermediate Corporation(6)	First lien senior secured loan	S +	3.75%	—%	08/2032	7,263	7,227	7,299
Option Care Health, Inc(5)	First lien senior secured loan	S +	1.75%	—%	09/2032	3,105	3,098	3,120
Pacific Dental Services, LLC(5)	First lien senior secured loan	S +	2.50%	—%	03/2031	4,768	4,768	4,784
Phoenix Guarantor Inc(5)	First lien senior secured loan	S +	2.50%	—%	02/2031	742	742	746
Phoenix Newco, Inc. (dba Parexel)(5)	First lien senior secured loan	S +	2.75%	—%	12/2031	32,066	31,986	32,152
Select Medical Corp.(5)	First lien senior secured loan	S +	2.00%	—%	12/2031	3,565	3,563	3,556
Soliant Lower Intermediate, LLC (dba Soliant)(7)	First lien senior secured loan	S +	3.75%	—%	07/2031	9,587	9,652	7,694
Surgery Center Holdings, Inc.(5)	First lien senior secured loan	S +	2.50%	—%	12/2030	3,664	3,655	3,676
WCG Intermediate Corp. (f/k/a Da Vinci Purchaser Corp.) (dba WCG)(5)	First lien senior secured loan	S +	3.00%	—%	02/2032	7,458	7,425	7,468
							127,405	123,697	20.1%
Healthcare technology
Athenahealth Group Inc.(5)	First lien senior secured loan	S +	2.75%	—%	02/2029	12,304	12,299	12,316
Certara(5)(8)	First lien senior secured loan	S +	2.75%	—%	06/2031	495	495	499
Cotiviti, Inc.(5)	First lien senior secured loan	S +	2.75%	—%	03/2032	4,441	4,399	4,255
Cotiviti, Inc.(5)	First lien senior secured loan	S +	2.75%	—%	05/2031	5,467	5,431	5,244
Ensemble RCM, LLC(6)	First lien senior secured loan	S +	3.00%	—%	08/2029	11,446	11,425	11,495
Imprivata, Inc.(6)	First lien senior secured loan	S +	3.00%	—%	12/2027	15,014	15,014	15,059
IQVIA, Inc.(6)	First lien senior secured loan	S +	1.75%	—%	01/2031	1,985	1,993	1,996
PointClickCare Technologies, Inc.(6)	First lien senior secured loan	S +	2.75%	—%	11/2031	16,833	16,833	16,840
Project Ruby Ultimate Parent Corp. (dba Wellsky)(5)	First lien senior secured loan	S +	2.75%	—%	03/2028	11,785	11,786	11,812
Raven Acquisition Holdings, LLC (dba R1 RCM)(5)	First lien senior secured loan	S +	3.00%	—%	11/2031	994	998	997
Raven Acquisition Holdings, LLC (dba R1 RCM)(6)	First lien senior secured loan	S +	2.25%	—%	04/2031	6,980	6,951	7,000
Southern Veterinary Partners, LLC(6)	First lien senior secured loan	S +	2.50%	—%	12/2031	25,170	25,170	25,130
Waystar Technologies, Inc. (F/K/A Navicure, Inc.)(5)(8)	First lien senior secured loan	S +	2.00%	—%	10/2029	4,728	4,728	4,752
Zelis Cost Management Buyer, Inc.(5)	First lien senior secured loan	S +	3.25%	—%	11/2031	11,459	11,412	11,360
							128,934	128,755	21.0%
Household products
Energizer Holdings, Inc.(5)	First lien senior secured loan	S +	2.00%	—%	03/2032	890	888	890
Samsonite International S.A.(5)	First lien senior secured loan	S +	1.75%	—%	10/2032	2,980	2,965	2,989
							3,853	3,879	0.6%
Human resource support services
AQ Carver Buyer, Inc. (dba CoAdvantage)(6)	First lien senior secured loan	S +	5.50%	—%	08/2029	1,980	1,986	1,878
Dawn Bidco, LLC (dba Dayforce)(5)	First lien senior secured loan	S +	3.00%	—%	10/2032	21,518	21,464	21,441
iSolved, Inc.(5)	First lien senior secured loan	S +	2.75%	—%	10/2030	16,572	16,569	16,598
UKG Inc. (dba Ultimate Software)(6)	First lien senior secured loan	S +	2.50%	—%	02/2031	17,355	17,356	17,362
							57,375	57,279	9.3%
Infrastructure and environmental services
ASP Acuren Holdings, Inc.(5)	First lien senior secured loan	S +	2.75%	—%	07/2031	8,457	8,457	8,491
Clean Harbors Inc(5)	First lien senior secured loan	S +	1.50%	—%	09/2032	3,022	3,022	3,047
Geosyntec Consultants, Inc.(5)(8)	First lien senior secured loan	S +	3.00%	—%	07/2031	10,431	10,431	10,484
GFL Environmental Services Inc.(6)	First lien senior secured loan	S +	2.50%	—%	03/2032	5,512	5,510	5,529
							27,420	27,551	4.5%
Insurance
Acrisure, LLC(5)	First lien senior secured loan	S +	3.00%	—%	11/2030	7,924	7,924	7,909
Acrisure, LLC(5)	First lien senior secured loan	S +	3.25%	—%	06/2032	1,923	1,918	1,922

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Schedule of Investments
As of December 31, 2025
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(10)
Alera Group, Inc.(5)	First lien senior secured loan	S +	3.25%	—%	05/2032	17,279	17,197	17,353
Alliant Holdings Intermediate LLC(5)	First lien senior secured loan	S +	2.50%	—%	09/2031	5,971	5,971	5,983
AmWINS Group, Inc.(5)	First lien senior secured loan	S +	2.25%	—%	01/2032	16,002	15,932	16,042
Ardonagh Midco 3 PLC(6)	First lien senior secured loan	S +	2.75%	—%	02/2031	11,071	11,042	11,036
Asurion, LLC(5)	First lien senior secured loan	S +	4.25%	—%	08/2028	7,712	7,690	7,722
Baldwin Insurance Group Holdings LLC (dba The Baldwin Group)(6)	First lien senior secured loan	S +	2.50%	—%	05/2031	6,857	6,823	6,835
Broadstreet Partners, Inc.(5)	First lien senior secured loan	S +	2.75%	—%	06/2031	10,890	10,890	10,922
CFC USA 2025 LLC (dba CFC Insurance)(6)	First lien senior secured loan	S +	3.75%	—%	07/2032	6,419	6,357	6,235
Hub International(6)	First lien senior secured loan	S +	2.25%	—%	06/2030	3,476	3,476	3,492
Hyperion Refinance S.à r.l (dba Howden Group)(5)	First lien senior secured loan	S +	2.75%	—%	04/2030	18,736	18,735	18,771
Hyperion Refinance S.à r.l (dba Howden Group)(5)	First lien senior secured loan	S +	2.75%	—%	02/2031	3,515	3,515	3,520
IMA Financial Group, Inc.(5)	First lien senior secured loan	S +	3.00%	—%	11/2028	8,383	8,362	8,397
Mitchell International, Inc.(5)	First lien senior secured loan	S +	3.25%	—%	06/2031	8,379	8,343	8,401
Ryan Specialty Group LLC(5)	First lien senior secured loan	S +	2.00%	—%	09/2031	745	749	745
Summit Acquisition Inc. (dba K2 Insurance Services)(5)(8)	First lien senior secured loan	S +	3.50%	—%	10/2031	3,737	3,737	3,756
The Liberty Company Insurance Brokers, LLC(6)(8)	First lien senior secured loan	S +	3.75%	—%	10/2032	4,437	4,415	4,448
Trucordia Insurance Holdings, LLC(5)(8)	First lien senior secured loan	S +	3.25%	—%	06/2032	24,938	24,877	24,750
Truist Insurance Holdings, LLC(6)	First lien senior secured loan	S +	2.75%	—%	05/2031	7,673	7,670	7,676
USI, Inc.(6)	First lien senior secured loan	S +	2.25%	—%	09/2030	1,012	1,012	1,014
							176,635	176,929	28.8%
Internet software and services
Avalara, Inc.(6)	First lien senior secured loan	S +	2.75%	—%	03/2032	14,118	14,119	14,169
Cloud Software Group, Inc.(6)	First lien senior secured loan	S +	3.25%	—%	03/2031	4,963	4,963	4,967
Cloud Software Group, Inc.(6)	First lien senior secured loan	S +	3.25%	—%	08/2032	8,784	8,784	8,789
Clover Holdings 2, LLC (dba Cohesity)(5)	First lien senior secured loan	S +	3.96%	—%	12/2031	19,545	19,344	19,527
Dayforce Inc(6)(8)	First lien senior secured loan	S +	2.00%	—%	03/2031	1,980	1,981	1,973
Delta TopCo, Inc. (dba Infoblox, Inc.)(5)	First lien senior secured loan	S +	2.75%	—%	11/2029	21,787	21,651	21,658
Epicor(5)	First lien senior secured loan	S +	2.50%	—%	05/2031	742	745	744
Gen Digital Inc(5)	First lien senior secured loan	S +	1.75%	—%	04/2032	3,308	3,292	3,310
Genesys Cloud Services, Inc.(5)	First lien senior secured loan	S +	2.50%	—%	01/2032	14,123	14,093	14,079
Javelin Buyer, Inc. (dba JAGGAER)(6)	First lien senior secured loan	S +	2.75%	—%	12/2031	2,729	2,729	2,736
KnowBe4, Inc.(6)	First lien senior secured loan	S +	3.75%	—%	07/2032	15,707	15,696	15,698
McAfee Corp.(5)	First lien senior secured loan	S +	3.00%	—%	03/2029	4,245	4,227	3,904
Project Alpha Intermediate Holding, Inc. (dba Qlik)(6)	First lien senior secured loan	S +	3.25%	—%	10/2030	7,089	7,072	7,073
Proofpoint, Inc.(6)	First lien senior secured loan	S +	3.00%	—%	08/2028	20,703	20,606	20,790
Quartz Acquireco, LLC (dba Qualtrics)(6)(8)	First lien senior secured loan	S +	2.25%	—%	06/2030	495	494	494
Sedgwick Claims Management Services, Inc.(5)	First lien senior secured loan	S +	2.50%	—%	07/2031	21,727	21,720	21,790
SONICWALL US Holdings, Inc.(6)	First lien senior secured loan	S +	5.00%	—%	05/2028	2,972	2,956	1,899
Sophos Holdings, LLC(5)	First lien senior secured loan	S +	3.50%	—%	03/2027	11,823	11,811	11,821
SS&C(5)	First lien senior secured loan	S +	2.00%	—%	05/2031	8,024	8,033	8,068
Starlight Parent, LLC (dba SolarWinds)(6)	First lien senior secured loan	S +	4.00%	—%	04/2032	9,297	9,039	9,274
Storable, Inc.(5)	First lien senior secured loan	S +	3.25%	—%	04/2031	11,584	11,581	11,628
UST Holdings, Ltd.(5)(8)	First lien senior secured loan	S +	3.00%	—%	11/2028	5,928	5,938	5,943
VERDE PURCHASER LLC (dba Veritiv Corp)(6)	First lien senior secured loan	S +	4.00%	—%	11/2030	10,546	10,528	10,535
Vertiv Group Corp.(5)	First lien senior secured loan	S +	1.75%	—%	08/2032	3,990	3,990	4,007
VIAVI SOLUTIONS INC(6)(8)	First lien senior secured loan	S +	2.50%	—%	10/2032	6,306	6,292	6,338

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Schedule of Investments
As of December 31, 2025
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(10)
VIRTUSA CORPORATION(5)	First lien senior secured loan	S +	3.25%	—%	02/2029	2,372	2,380	2,376
VS Buyer LLC (dba Veeam Software)(6)	First lien senior secured loan	S +	2.25%	—%	04/2031	12,162	12,096	12,192
							246,160	245,782	40.0%
Investment funds and vehicles
Chicago US MidCo III, LP(5)(8)	First lien senior secured loan	S +	2.50%	—%	11/2032	15,032	14,995	15,069
Grosvenor(5)	First lien senior secured loan	S +	2.25%	—%	02/2030	545	547	547
							15,542	15,616	2.5%
Leisure and entertainment
Cedar Fair, L.P. (dba Six Flags Entertainment Corp)(5)	First lien senior secured loan	S +	2.00%	—%	05/2031	4,723	4,691	4,663
Delta 2 (Lux) SARL (dba Formula One)(6)	First lien senior secured loan	S +	1.75%	—%	09/2031	2,000	2,008	2,005
GBT US III LLC (dba Global Business Travel Group, Inc.)(6)	First lien senior secured loan	S +	2.50%	—%	07/2031	4,714	4,684	4,726
Live Nation Entertainment, Inc.(5)	First lien senior secured loan	S +	2.00%	—%	10/2032	11,490	11,434	11,490
WMG Acquisition Corp(6)	First lien senior secured loan	S +	1.75%	—%	01/2031	1,000	1,002	1,002
							23,819	23,886	3.9%
Manufacturing
ALLIANCE LAUNDRY SYSTEMS LLC(6)	First lien senior secured loan	S +	2.25%	—%	08/2031	7,105	7,105	7,132
Altar Bidco, Inc.(5)	First lien senior secured loan	S +	3.10%	—%	02/2029	6,352	6,260	6,276
Chariot Buyer LLC (dba Chamberlain Group)(5)	First lien senior secured loan	S +	2.75%	—%	09/2032	12,213	12,215	12,231
Columbus McKinnon Corp.(6)(8)	First lien senior secured loan	S +	2.50%	—%	05/2028	963	965	963
DXP Enterprises, Inc.(5)	First lien senior secured loan	S +	3.25%	—%	10/2030	10,671	10,671	10,749
EMRLD Borrower LP (dba Emerson)(6)	First lien senior secured loan	S +	2.25%	—%	05/2030	11,455	11,456	11,478
Engineered Machinery Holdings, Inc. (dba Duravant)(6)	First lien senior secured loan	S +	3.25%	—%	11/2032	22,666	22,607	22,790
Filtration Group Corporation(5)	First lien senior secured loan	S +	2.75%	—%	10/2028	10,449	10,449	10,497
Gates Global LLC(5)	First lien senior secured loan	S +	1.75%	—%	11/2029	812	809	813
Gloves Buyer, Inc. (dba Protective Industrial Products)(5)	First lien senior secured loan	S +	4.00%	—%	05/2032	11,661	11,606	11,587
Legence Holdings LLC(5)	First lien senior secured loan	S +	2.25%	—%	12/2031	6,716	6,719	6,755
MADISON IAQ LLC(7)	First lien senior secured loan	S +	2.50%	—%	06/2028	807	807	811
MADISON IAQ LLC(6)	First lien senior secured loan	S +	2.75%	—%	11/2032	22,537	22,537	22,661
Pro Mach Group, Inc.(5)	First lien senior secured loan	S +	2.75%	—%	10/2032	19,965	19,915	20,085
SPECTRIS(6)	First lien senior secured loan	S +	2.75%	—%	09/2032	13,265	13,233	13,315
Watlow Electric Manufacturing Company(6)	First lien senior secured loan	S +	3.00%	—%	03/2028	2,969	2,979	2,985
							160,333	161,128	26.2%
Pharmaceuticals
Amneal Pharmaceuticals LLC(5)	First lien senior secured loan	S +	3.50%	—%	08/2032	15,306	15,269	15,420
Elanco Animal Health Incorporated(5)	First lien senior secured loan	S +	1.75%	—%	10/2032	6,509	6,461	6,516
Fortrea Holdings Inc.(5)(8)	First lien senior secured loan	S +	3.75%	—%	07/2030	1,000	982	963
Opal US LLC(6)	First lien senior secured loan	S +	3.00%	—%	04/2032	16,734	16,668	16,822
							39,380	39,721	6.5%
Professional services
AlixPartners, LLP(5)	First lien senior secured loan	S +	2.00%	—%	08/2032	8,514	8,497	8,524
Apex Group Treasury LLC(6)	First lien senior secured loan	S +	3.50%	—%	02/2032	22,536	22,375	21,148
API GROUP DE INC(5)	First lien senior secured loan	S +	1.75%	—%	01/2029	2,840	2,840	2,849
Camelot U.S. Acquisition 1 Co.(5)	First lien senior secured loan	S +	2.75%	—%	01/2031	2,000	2,006	1,971
Clearwater Analytics, LLC(7)	First lien senior secured loan	S +	2.00%	—%	04/2032	4,109	4,109	4,101
Corporation Service Company(5)	First lien senior secured loan	S +	2.00%	—%	11/2029	5,021	5,021	5,017
Element Materials Technology(6)	First lien senior secured loan	S +	3.67%	—%	06/2029	2,280	2,289	2,294
Element Solutions, Inc.(6)	First lien senior secured loan	S +	1.75%	—%	12/2030	2,449	2,446	2,461
First Advantage Holdings LLC(5)	First lien senior secured loan	S +	2.75%	—%	10/2031	4,653	4,652	4,599

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Schedule of Investments
As of December 31, 2025
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(10)
Red Ventures, LLC(5)	First lien senior secured loan	S +	2.75%	—%	03/2030	260	262	249
Skopima Merger Sub Inc.(5)	First lien senior secured loan	S +	3.75%	—%	05/2028	4,796	4,796	4,362
Vistage International, Inc.(6)(8)	First lien senior secured loan	S +	3.75%	—%	07/2029	9,797	9,797	9,748
							69,090	67,323	11.0%
Telecommunications
Charter Communications Operating LLC(6)	First lien senior secured loan	S +	2.25%	—%	12/2031	7,920	7,903	7,925
Cogeco Communications (USA) II L.P.(5)	First lien senior secured loan	S +	2.50%	—%	09/2028	1,304	1,299	1,253
Eagle Broadband Investments, LLC (dba Mega Broadband Investments)(6)	First lien senior secured loan	S +	3.00%	—%	11/2027	10,688	10,653	10,112
Virgin Media Bristol LLC(7)	First lien senior secured loan	S +	3.18%	—%	03/2031	5,018	4,970	4,965
							24,825	24,255	3.9%
Transportation
AIT Worldwide Logistics Holdings, Inc.(6)	First lien senior secured loan	S +	4.00%	—%	04/2030	7,920	7,920	7,956
Echo Global Logistics, Inc.(5)	First lien senior secured loan	S +	3.75%	—%	11/2028	1,677	1,663	1,648
First Student Bidco Inc(6)	First lien senior secured loan	S +	2.50%	—%	08/2030	4,271	4,266	4,282
Genesee & Wyoming Inc.(6)	First lien senior secured loan	S +	1.75%	—%	04/2031	495	492	495
KKR Apple Bidco, LLC(5)	First lien senior secured loan	S +	2.50%	—%	09/2031	7,985	7,967	8,024
NA Rail Hold Co. LLC(6)	First lien senior secured loan	S +	3.00%	—%	03/2032	3,618	3,610	3,642
							25,918	26,047	4.2%

Total Misc.-debt commitments(9)						—	69	99	—%

Total Debt Investments							$2,350,698	$2,343,367	381.6%
Total Investments							$2,350,698	$2,343,367	381.6%
(1) Unless otherwise indicated, Blue Owl Credit SLF’s investments are pledged as collateral supporting the amounts outstanding under Blue Owl Credit SLF’s Debt Facilities.
(2) The amortized cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.
(3) Unless otherwise indicated, all investments are considered Level 2 investments.
(4) Unless otherwise indicated, loan contains a variable rate structure, which may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to Secured Overnight Financing Rate (“SOFR” or “S”) (which can include one-, three-, six- or twelve-month SOFR), at the borrower’s option, and which reset periodically based on the terms of the loan agreement.
(5) The interest rate on these loans is subject to 1 month SOFR, which as of December 31, 2025 was 4.13%.
(6) The interest rate on these loans is subject to 3 month SOFR, which as of December 31, 2025 was 3.98%.
(7) The interest rate on these loans is subject to 6 month SOFR, which as of December 31, 2025 was 3.85%
(8) Level 3 investment.
(9) Position or portion thereof is an unfunded loan commitment. See below for more information on the Company’s unfunded commitments.
(10) Totals presented may differ than actuals due to rounding.

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Schedule of Investments
As of December 31, 2025
(Amounts in thousands)

Unfunded Commitments as of December 31, 2025:

				Unfunded
Portfolio Company	Commitment Type	Commitment Expiration Date	Funded Commitment	Commitment	Fair Value
Chicago US Midco III LP	First lien senior secured delayed draw term loan	10/2027	$—	$2,232	$—
Citrin Cooperman Advisors LLC	First lien senior secured delayed draw term loan	12/2027	—	1,619	—
Cohnreznick Advisory LLC	First lien senior secured delayed draw term loan	03/2027	—	1,010	—
First Eagle Holdings, Inc.	First lien senior secured delayed draw term loan	06/2027	—	1,561	—
Kaman Corporation	First lien senior secured delayed draw term loan	01/2027	99	933	99
PINNACLE BUYER, LLC	First lien senior secured delayed draw term loan	03/2027	—	3,321	—
Pye-Barker Fire & Safety, LLC	First lien senior secured delayed draw term loan	12/2027	—	2,542	—
Raven Acquisition Holdings, LLC (dba R1 RCM)	First lien senior secured delayed draw term loan	10/2026	—	510	—
Savor Acquisition, Inc. (dba Sauer Brands)	First lien senior secured delayed draw term loan	02/2027	—	496	—
Total Portfolio Company Commitments			$99	$14,824	$99

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Schedule of Investments
As of December 31, 2024
(Amounts in thousands)

Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(9)
Debt Investments
Aerospace and defense
Amentum Holdings, Inc.(5)	First lien senior secured loan	SR +	2.25%	09/2031	$6,000	$5,986	$5,975	1.7%
Avolon TLB Borrower 1 (US) LLC(5)	First lien senior secured loan	SR +	1.75%	06/2030	10,928	10,916	10,916	3.1%
Bleriot US Bidco Inc.(6)	First lien senior secured loan	SR +	2.75%	10/2030	23,940	23,940	24,048	6.9%
Dynasty Acquisition Co., Inc. (dba StandardAero Limited)(5)	First lien senior secured loan	SR +	2.25%	10/2031	10,500	10,487	10,540	3.0%
Signia Aerospace LLC(6)(8)	First lien senior secured loan	SR +	3.00%	11/2031	7,385	7,366	7,366	2.1%
Transdigm, Inc.(6)	First lien senior secured loan	SR +	2.50%	01/2032	9,975	9,951	9,991	2.9%
						68,646	68,836	19.7%
Automotive services
Belron Finance US LLC(6)	First lien senior secured loan	SR +	2.75%	10/2031	7,980	7,960	8,045	2.3%
Holley Inc.(5)	First lien senior secured loan	SR +	3.75%	11/2028	3,211	3,148	3,140	0.9%
Mavis Tire Express Services Topco Corp.(5)	First lien senior secured loan	SR +	3.50%	05/2028	2,867	2,878	2,883	0.8%
Wand Newco 3, Inc. (dba Caliber )(5)	First lien senior secured loan	SR +	3.25%	01/2031	4,883	4,895	4,898	1.4%
						18,881	18,966	5.4%
Buildings and real estate
Arcosa Inc(5)	First lien senior secured loan	SR +	2.25%	08/2031	3,000	3,000	3,021	0.9%
Construction Partners, Inc.(5)	First lien senior secured loan	SR +	2.50%	11/2031	2,000	1,995	2,006	0.6%
The Azek Group LLC(5)(8)	First lien senior secured loan	SR +	2.00%	09/2031	1,995	1,990	2,000	0.6%
Wrench Group LLC(6)	First lien senior secured loan	SR +	4.00%	10/2028	31,440	31,144	30,104	8.6%
						38,129	37,131	10.7%
Business services
Boxer Parent Company Inc. (f/k/a BMC)(6)	First lien senior secured loan	SR +	3.75%	07/2031	15,000	14,990	15,111	4.3%
ConnectWise, LLC(6)	First lien senior secured loan	SR +	3.50%	09/2028	16,490	16,521	16,573	4.8%
CoolSys, Inc.(6)(8)	First lien senior secured loan	SR +	4.75%	08/2028	14,961	14,742	14,550	4.2%
Madison Safety & Flow LLC(5)	First lien senior secured loan	SR +	3.25%	09/2031	1,995	1,990	2,008	0.6%
Nvent Electric Public Limited Company(6)	First lien senior secured loan	SR +	3.50%	09/2031	14,000	13,930	14,136	4.1%
Plano HoldCo, Inc.(6)(8)	First lien senior secured loan	SR +	3.50%	10/2031	4,500	4,478	4,534	1.3%
POLARIS PURCHASER, INC. (dba Plusgrade)(6)(8)	First lien senior secured loan	SR +	4.00%	03/2031	10,154	10,174	10,204	2.9%
XPLOR T1, LLC(6)(8)	First lien senior secured loan	SR +	3.50%	06/2031	9,975	9,975	10,050	2.9%
						86,800	87,166	25.1%
Chemicals
Advancion Holdings, LLC (fka Aruba Investments Holdings, LLC)(5)	First lien senior secured loan	SR +	4.00%	11/2027	17,512	17,523	17,512	5.0%
Derby Buyer LLC (dba Delrin)(5)	First lien senior secured loan	SR +	3.00%	11/2030	9,925	9,925	9,950	2.9%
						27,448	27,462	7.9%
Containers and packaging
Ring Container Technologies Group, LLC(5)	First lien senior secured loan	SR +	2.75%	08/2028	12,313	12,345	12,332	3.5%
SupplyOne, Inc.(5)	First lien senior secured loan	SR +	3.75%	04/2031	997	997	1,004	0.3%
Tricorbraun Holdings, Inc.(5)	First lien senior secured loan	SR +	3.25%	03/2028	15,959	15,919	15,933	4.6%
						29,261	29,269	8.4%
Distribution
BCPE Empire Holdings, Inc. (dba Imperial-Dade)(5)	First lien senior secured loan	SR +	3.50%	12/2028	18,000	18,000	18,076	5.2%
Dealer Tire Financial, LLC(5)	First lien senior secured loan	SR +	3.50%	07/2031	23,940	23,940	23,940	6.9%
Foundation Building Materials, Inc.(6)	First lien senior secured loan	SR +	4.00%	01/2031	9,950	9,842	9,780	2.8%
Paint Intermediate III, LLC(6)	First lien senior secured loan	SR +	3.00%	09/2031	12,000	11,942	12,046	3.5%
White Cap Supply Holdings, LLC(5)	First lien senior secured loan	SR +	3.25%	10/2029	7,000	6,971	7,006	2.0%
						70,695	70,848	20.4%
Education
Ellucian Holdings Inc. (f/k/a Sophia, L.P.)(5)	First lien senior secured loan	SR +	3.00%	10/2029	12,947	12,947	13,022	3.7%
Spring Education Group, Inc. (fka SSH Group Holdings, Inc.)(6)	First lien senior secured loan	SR +	4.00%	10/2030	19,800	19,954	19,899	5.7%
						32,901	32,921	9.4%
Energy equipment and services
Brookfield WEC Holdings Inc.(5)	First lien senior secured loan	SR +	2.25%	01/2031	4,086	4,086	4,085	1.2%
Calpine Construction Finance Company, L.P.(5)	First lien senior secured loan	SR +	2.00%	07/2030	3,000	2,985	2,991	0.9%

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Schedule of Investments
As of December 31, 2024
(Amounts in thousands)

Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(9)
Calpine Corporation(6)	First lien senior secured loan	SR +	1.75%	02/2032	4,000	3,985	3,983	1.1%
Fleet U.S. Bidco Inc.(7)(8)	First lien senior secured loan	SR +	2.75%	02/2031	7,481	7,481	7,519	2.2%
						18,537	18,578	5.4%
Financial services
AllSpring Buyer(6)	First lien senior secured loan	SR +	3.00%	11/2030	1,048	1,046	1,049	0.3%
BCPE Pequod Buyer, Inc.(5)	First lien senior secured loan	SR +	3.50%	11/2031	8,000	7,960	8,058	2.3%
Citadel Securities, LP(5)	First lien senior secured loan	SR +	2.00%	10/2031	7,271	7,271	7,288	2.1%
Focus Financial Partners, LLC(5)	First lien senior secured loan	SR +	3.25%	09/2031	7,224	7,206	7,285	2.1%
Grant Thornton Advisors LLC(6)	First lien senior secured loan	SR +	2.75%	06/2031	1,783	1,783	1,781	0.5%
Guggenheim Partners Investment Management Holdings, LLC(6)	First lien senior secured loan	SR +	2.50%	11/2031	6,000	5,985	6,015	1.7%
Jane Street Group, LLC(5)	First lien senior secured loan	SR +	2.00%	12/2031	3,990	3,980	3,972	1.1%
MARINER WEALTH ADVISORS, LLC(6)	First lien senior secured loan	SR +	2.75%	08/2028	1,995	1,995	1,995	0.6%
Orion Advisor Solutions Inc(6)	First lien senior secured loan	SR +	3.75%	09/2030	6,435	6,389	6,489	1.9%
PUSHPAY USA INC(6)(8)	First lien senior secured loan	SR +	4.50%	08/2031	4,286	4,244	4,307	1.2%
Saphilux S.a.r.L. (dba IQ-EQ)(7)	First lien senior secured loan	SR +	3.50%	07/2028	15,920	15,972	16,020	4.6%
						63,831	64,259	18.4%
Food and beverage
Aspire Bakeries Holdings, LLC(5)(8)	First lien senior secured loan	SR +	4.25%	12/2030	3,990	3,970	4,020	1.2%
Balrog Acquisition, Inc. (dba Bakemark)(6)	First lien senior secured loan	SR +	4.00%	09/2028	24,250	24,321	24,286	7.0%
Fiesta Purchaser, Inc. (dba Shearer's Foods)(5)	First lien senior secured loan	SR +	3.25%	02/2031	11,940	11,940	11,938	3.4%
Froneri International Ltd(5)	First lien senior secured loan	SR +	2.00%	09/2031	4,000	3,990	4,001	1.1%
						44,221	44,245	12.7%
Healthcare equipment and services
Confluent Medical Technologies, Inc.(6)	First lien senior secured loan	SR +	3.25%	02/2029	9,812	9,877	9,850	2.8%
Medline Borrower, LP(5)	First lien senior secured loan	SR +	2.25%	10/2028	22,149	22,149	22,209	6.4%
Packaging Coordinators Midco, Inc.(6)	First lien senior secured loan	SR +	3.25%	11/2027	4,862	4,879	4,879	1.4%
Resonetics, LLC(6)	First lien senior secured loan	SR +	3.25%	06/2031	19,950	19,950	20,056	5.7%
						56,855	56,994	16.3%
Healthcare providers and services
CHG Healthcare Services, Inc(6)	First lien senior secured loan	SR +	3.50%	09/2028	2,248	2,248	2,264	0.6%
CHG PPC Parent LLC(5)	First lien senior secured loan	SR +	3.00%	12/2028	2,984	2,963	2,998	0.9%
Confluent Health, LLC(5)(8)	First lien senior secured loan	SR +	4.00%	11/2028	24,329	23,917	23,660	6.8%
Covetrus, Inc.(6)	First lien senior secured loan	SR +	5.00%	10/2029	14,738	14,050	14,139	4.1%
Electron Bidco Inc (dba ExamWorks)(6)	First lien senior secured loan	SR +	2.75%	11/2028	2,000	2,000	2,006	0.6%
HAH Group Holding Company LLC(5)	First lien senior secured loan	SR +	5.00%	09/2031	6,000	5,912	5,993	1.7%
Phoenix Newco, Inc. (dba Parexel)(5)	First lien senior secured loan	SR +	3.00%	11/2028	23,937	23,961	24,076	6.9%
Select Medical Corp.(5)	First lien senior secured loan	SR +	2.00%	12/2031	4,000	3,995	4,008	1.1%
Soliant Lower Intermediate, LLC (dba Soliant)(5)	First lien senior secured loan	SR +	3.75%	07/2031	10,000	10,079	9,900	2.8%
						89,125	89,044	25.5%
Healthcare technology
Athenahealth Group Inc.(5)	First lien senior secured loan	SR +	3.25%	02/2029	12,397	12,378	12,410	3.6%
Bracket Intermediate Holding Corp.(6)	First lien senior secured loan	SR +	4.25%	05/2028	19,701	19,701	19,848	5.7%
Cotiviti, Inc.(5)	First lien senior secured loan	SR +	3.00%	05/2031	9,925	9,925	9,969	2.9%
Ensemble RCM, LLC(6)	First lien senior secured loan	SR +	3.00%	08/2029	4,975	4,996	5,007	1.4%
Imprivata, Inc.(6)	First lien senior secured loan	SR +	3.50%	12/2027	19,502	19,612	19,600	5.6%
PointClickCare Technologies, Inc.(6)	First lien senior secured loan	SR +	3.25%	11/2031	4,000	3,990	4,020	1.2%
Project Ruby Ultimate Parent Corp. (dba Wellsky)(5)	First lien senior secured loan	SR +	3.00%	03/2028	19,975	19,937	20,045	5.7%
Raven Acquisition Holdings, LLC(5)	First lien senior secured loan	SR +	3.25%	11/2031	11,200	11,145	11,218	3.2%
Southern Veterinary Partners, LLC(6)	First lien senior secured loan	SR +	3.25%	12/2031	20,000	19,904	20,120	5.8%
Zelis Cost Management Buyer, Inc.(5)	First lien senior secured loan	SR +	3.25%	11/2031	16,000	15,922	16,040	4.6%
						137,510	138,277	39.7%

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Schedule of Investments
As of December 31, 2024
(Amounts in thousands)

Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(9)
Human resource support services
iSolved, Inc.(5)	First lien senior secured loan	SR +	3.25%	10/2030	5,970	5,970	6,037	1.7%
						5,970	6,037	1.7%
Infrastructure and environmental services
Geosyntec Consultants, Inc.(5)	First lien senior secured loan	SR +	3.75%	07/2031	6,000	5,971	6,038	1.7%
						5,971	6,038	1.7%
Insurance
Acrisure, LLC(5)	First lien senior secured loan	SR +	3.00%	11/2030	9,531	9,531	9,529	2.7%
Ardonagh Midco 3 PLC(6)(8)	First lien senior secured loan	SR +	3.75%	02/2031	15,000	15,072	15,075	4.3%
AssuredPartners, Inc.(5)	First lien senior secured loan	SR +	3.50%	02/2031	12,917	12,946	12,934	3.7%
Asurion, LLC(5)	First lien senior secured loan	SR +	4.25%	08/2028	7,791	7,761	7,791	2.2%
Broadstreet Partners, Inc.(5)	First lien senior secured loan	SR +	3.00%	06/2031	6,328	6,328	6,344	1.8%
Hyperion Refinance S.à r.l (dba Howden Group)(5)	First lien senior secured loan	SR +	3.50%	04/2030	19,650	19,741	19,768	5.7%
Hyperion Refinance S.à r.l (dba Howden Group)(5)	First lien senior secured loan	SR +	3.00%	02/2031	4,963	4,963	4,991	1.4%
Mitchell International, Inc.(5)	First lien senior secured loan	SR +	3.25%	06/2031	9,975	9,923	9,967	2.9%
Summit Acquisition Inc. (dba K2 Insurance Services)(6)(8)	First lien senior secured loan	SR +	3.75%	10/2031	2,000	1,990	1,990	0.6%
USI, Inc.(6)	First lien senior secured loan	SR +	2.25%	09/2030	1,335	1,335	1,332	0.4%
						89,590	89,721	25.7%
Internet software and services
Cloud Software Group, Inc.(6)	First lien senior secured loan	SR +	3.75%	03/2031	5,000	5,000	5,011	1.4%
Clover Holdings 2, LLC(6)(8)	First lien senior secured loan	SR +	4.00%	12/2031	17,143	16,973	16,971	4.9%
Javelin Buyer, Inc.(6)	First lien senior secured loan	SR +	3.25%	10/2031	3,000	2,993	3,021	0.9%
McAfee Corp.(5)	First lien senior secured loan	SR +	3.00%	03/2029	3,288	3,288	3,287	0.9%
Project Alpha Intermediate Holding, Inc. (dba Qlik)(6)	First lien senior secured loan	SR +	3.25%	10/2030	7,125	7,107	7,166	2.1%
Proofpoint, Inc.(5)	First lien senior secured loan	SR +	3.00%	08/2028	9,900	9,934	9,940	2.8%
Sedgwick Claims Management Services, Inc.(6)	First lien senior secured loan	SR +	3.00%	07/2031	14,963	14,991	15,037	4.3%
Sophos Holdings, LLC(6)	First lien senior secured loan	SR +	3.50%	03/2027	10,000	9,988	10,055	2.9%
Storable, Inc.(5)	First lien senior secured loan	SR +	3.50%	04/2028	14,885	14,919	14,973	4.3%
The Dun & Bradstreet Corporation(5)	First lien senior secured loan	SR +	2.25%	01/2029	7,980	7,980	7,981	2.3%
UST Holdings, Ltd.(5)	First lien senior secured loan	SR +	3.00%	11/2028	3,990	3,990	4,000	1.1%
Vertiv Group Corp.(6)	First lien senior secured loan	SR +	4.50%	11/2030	7,980	7,940	7,998	2.3%
VS Buyer LLC (dba Veeam Software)(5)	First lien senior secured loan	SR +	2.75%	04/2031	5,975	5,975	6,013	1.7%
						111,078	111,453	31.9%
Leisure and entertainment
Pretzel Parent, Inc.(5)	First lien senior secured loan	SR +	4.50%	08/2031	3,000	2,956	3,019	0.9%
						2,956	3,019	0.9%
Manufacturing
ALLIANCE LAUNDRY SYSTEMS LLC(5)	First lien senior secured loan	SR +	3.50%	08/2031	7,500	7,464	7,541	2.2%
Chariot Buyer LLC(5)	First lien senior secured loan	SR +	3.25%	11/2028	2,487	2,481	2,499	0.7%
Crown Equipment Corporation(5)	First lien senior secured loan	SR +	2.50%	10/2031	2,591	2,578	2,604	0.7%
DXP Enterprises, Inc.(6)	First lien senior secured loan	SR +	3.75%	10/2030	5,985	5,985	6,047	1.7%
Engineered Machinery Holdings, Inc. (dba Duravant)(6)	First lien senior secured loan	SR +	3.75%	05/2028	23,938	24,064	24,072	6.9%
Gloves Buyer, Inc. (dba Protective Industrial Products)(5)(8)	First lien senior secured loan	SR +	4.00%	12/2027	14,575	14,559	14,575	4.2%
Pro Mach Group, Inc.(5)	First lien senior secured loan	SR +	3.50%	08/2028	15,960	16,044	16,077	4.6%
						73,175	73,415	21.0%
Professional services
Apex Group Treasury LLC(7)	First lien senior secured loan	SR +	3.75%	07/2028	23,938	24,026	24,139	6.9%
First Advantage Holdings, LLC(5)	First lien senior secured loan	SR +	3.25%	10/2031	4,000	3,980	4,039	1.2%
Skopima Merger Sub Inc.(6)	First lien senior secured loan	SR +	3.75%	05/2028	11,062	11,062	11,090	3.2%
Sovos Compliance, LLC(5)	First lien senior secured loan	SR +	4.50%	08/2028	23,471	23,547	23,612	6.8%
Vistage International, Inc.(6)	First lien senior secured loan	SR +	4.75%	07/2029	9,899	9,921	9,893	2.8%
						72,536	72,773	20.9%

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Schedule of Investments
As of December 31, 2024
(Amounts in thousands)

Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(9)
Telecommunications
Charter Communications Operating LLC(6)	First lien senior secured loan	SR +	2.25%	12/2031	8,000	7,980	7,977	2.3%
Eagle Broadband Investments, LLC (dba Mega Broadband Investments)(6)	First lien senior secured loan	SR +	2.75%	11/2027	1,995	1,990	1,996	0.6%
						9,970	9,973	2.9%
Transportation
AIT Worldwide Logistics Holdings, Inc.(6)	First lien senior secured loan	SR +	4.75%	04/2030	8,000	7,976	8,048	2.3%
						7,976	8,048	2.3%

Total Misc.-debt commitments(10)					—	(6)	—	—%

Total Debt Investments						$1,162,056	$1,164,473	333.8%
Total Investments						$1,162,056	$1,164,473	333.8%

(1) Unless otherwise indicated, Blue Owl Credit SLF’s investments are pledged as collateral supporting the amounts outstanding under Blue Owl Credit SLF’s Debt Facilities.
(2) The amortized cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.
(3) Unless otherwise indicated, all investments are considered Level 2 investments.
(4) Unless otherwise indicated, loan contains a variable rate structure, which may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to Secured Overnight Financing Rate (“SOFR” or “S”) (which can include one-, three-, six- or twelve-month SOFR), at the borrower’s option, and which reset periodically based on the terms of the loan agreement.
(5) The interest rate on these loans is subject to 1 month SOFR, which as of December 31, 2024 was 4.33%.
(6) The interest rate on these loans is subject to 3 month SOFR, which as of December 31, 2024 was 4.31%.
(7) The interest rate on these loans is subject to 6 month SOFR, which as of December 31, 2024 was 4.25%.
(8 Level 3 investment.
(9) Totals presented may differ than actuals due to rounding.
(10) Position or portion thereof is an unfunded loan commitment. See below for more information on the Company’s unfunded commitments.

Unfunded Commitments as of December 31, 2024:

				Unfunded
Portfolio Company	Commitment Type	Commitment Expiration Date	Funded Commitment	Commitment	Fair Value
Focus Financial Partners, LLC	First lien senior secured delayed draw term loan	09/2026	$—	$776	—
Grant Thornton Advisors LLC	First lien senior secured delayed draw term loan	07/2026	—	217	—
Raven Acquisition Holdings, LLC	First lien senior secured delayed draw term loan	10/2026	—	800	—
Signia Aerospace, LLC	First lien senior secured delayed draw term loan	11/2026	—	615	—
Total Portfolio Company Commitments			—	$2,408	—

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Notes to the consolidated financial information

Organization and Principal Business
Blue Owl Credit SLF LLC (“Credit SLF” or the “Company”), a Delaware limited liability company, is a joint venture among Blue Owl Capital Corporation, Blue Owl Capital Corporation II, Blue Owl Credit Income Corp., Blue Owl Technology Finance Corp., Blue Owl Technology Income Corp. and State Teachers Retirement System of Ohio (collectively, the “Class A Members”). Credit SLF has no Class B Members as of December 31, 2025. The Company’s principal purpose is to make investments primarily in senior secured loans to middle market companies, broadly syndicated loans and in senior and subordinated notes issued by collateralized loan obligations. The Company is managed by a board of directors comprised of an equal number of directors appointed by each Member and which acts unanimously. Except under certain circumstances, contributions to the Company cannot be redeemed. Investment decisions must be approved by the Company’s board of directors. The Credit SLF Members coinvest through Credit SLF, or its wholly owned subsidiaries. The Company’s date of inception was May 6, 2024, and the Company made its first portfolio company investment on July 23, 2024.
Prior to January 13, 2025, Blue Owl Capital Corporation III (“OBDE”) was a Class A Member. On January 13, 2025, OBDE merged with and into Blue Owl Capital Corporation (“OBDC”) with OBDC surviving (the “OBDE Merger”). At the effective time of the OBDE Merger, OBDE’s commitments to and interests in the Company became OBDC’s. Prior to March 24, 2025, Blue Owl Technology Finance Corp. II (“OTF II”) was a Class A Member. On March 24, 2025, OTF II merged with and into Blue Owl Technology Finance Corp. (“OTF”) with OTF surviving (the “OTF II Merger”). At the effective time of the OTF II Merger, OTF II’s commitments to and interest in the Company became OTF’s.

Investment Portfolio Detail
The table below presents the composition of investments at fair value and amortized cost as of December 31, 2025 and December 31, 2024, respectively:

	December 31, 2025		December 31, 2024
($ in thousands)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
First-lien senior secured debt investments	$2,350,698	$2,343,367	$1,162,056	$1,164,473
Total Investments	$2,350,698	$2,343,367	$1,162,056	$1,164,473

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
The table below presents the industry composition of investments based on fair value as of December 31, 2025 and December 31, 2024, respectively:

	December 31, 2025	December 31, 2024
Advertising and media	1.0%	—%
Aerospace and defense	5.3	5.9
Automotive services	0.8	1.6
Buildings and real estate	2.2	3.2
Business services	9.4	7.5
Chemicals	2.6	2.4
Consumer products	1.4	—
Containers and packaging	4.9	2.5
Distribution	3.4	6.1
Education	1.2	2.8
Energy equipment and services	1.7	1.6
Financial services	8.2	5.5
Food and beverage	6.0	3.8
Healthcare equipment and services	4.0	4.9
Healthcare providers and services	5.3	7.6
Healthcare technology	5.5	11.9
Household products	0.2	—
Human resource support services	2.4	0.5
Infrastructure and environmental services	1.2	0.5
Insurance	7.6	7.7
Internet software and services	10.4	9.6
Investment funds and vehicle	0.7	0.0
Leisure and entertainment	1.0	0.3
Manufacturing	6.9	6.3
Pharmaceuticals	1.7	—
Professional Services	2.9	6.2
Telecommunications	1.0	0.9
Transportation	1.1	0.7
Total	100.0%	100.0%

The table below presents the geographic composition of investments based on fair value as of December 31, 2025 and December 31, 2024, respectively:

	December 31, 2025	December 31, 2024
United States:
Midwest	24.6%	22.4%
Northeast	17.4	21.5
South	28.4	29.3
West	15.9	17.1
International	13.7	9.7
Total	100.0%	100.0%

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)

The table below presents the fair value hierarchy of investments as of December 31, 2025 and December 31, 2024 respectively:

	Fair Value Hierarchy as of December 31, 2025
($ in thousands)	Level 1	Level 2	Level 3	Total
First-lien senior secured debt investments	$—	$2,065,767	$277,600	$2,343,367
Total Investments	$—	$2,065,767	$277,600	$2,343,367

	Fair Value Hierarchy as of December 31, 2024
($ in thousands)	Level 1	Level 2	Level 3	Total
First-lien senior secured debt investments	$—	$1,027,652	$136,821	$1,164,473
Total Investments	$—	$1,027,652	$136,821	$1,164,473
Debt Activity

Bank of America Facility
On June 12, 2024, the Company’s subsidiary, WISE CLO 2025-1 LTD. (fka BOC SLF WH I BA LTD.), an exempted company incorporated with limited liability under the laws of the Cayman Islands, entered into a $300.0 million revolving credit facility (the “Bank of America Facility”) with, among others, Bank of America, N.A., as lender and administrative agent. The Company acts as the collateral manager and the first loss provider with respect to the Bank of America Facility. Proceeds from the Bank of America Facility have been and will be used to finance the origination and acquisition of eligible assets by the borrowers thereunder. The maturity date of the Bank of America Facility is June 12, 2027. On March 6, 2025, a portion of the proceeds from the WISE CLO 2025-1 Transaction (as defined below) were used to repay certain amounts outstanding under the Bank of America Facility and WISE CLO 2025-1 LTD. was released from the Bank of America Facility.
On January 22, 2025, the Company’s subsidiary, BOC SLF BA-2 LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands, joined as co-borrower to the Bank of America Facility. The Company holds preference shares in BOC SLF BA-2 LTD. On January 22, 2025, in connection with the WISE CLO 2025-1 Transaction, certain of the assets held by WISE CLO 2025-1 LTD. were transferred via a master participation agreement to BOC SLF BA-2 Ltd. As of December 31, 2025, there was $141.8 million outstanding under the Bank of America Facility.
Borrowings under the Bank of America Facility bear interest at a per annum rate equal to (a) with respect to any Term SOFR Loan, SOFR + 1.45% and (b) with respect to any Base Rate Loan, Base Rate + 1.45%. Credit SLF predominantly borrows utilizing Term SOFR loans. Credit SLF also pays unused commitment fees of (i) prior to the six-month anniversary of such date, 0.35% and (ii) thereafter, (x) with respect to the First Unused Amount, 1.10% and (y) with respect to the Second Unused Amount, 0.35%. There was $0.8 million of unused commitment fees as of December 31, 2025.
RBC Facility
On June 5, 2024, the Company’s subsidiary, WISE CLO 2025-3 LTD. (fka BOC SLF WH II RB LTD.), an exempted company incorporated with limited liability under the laws of the Cayman Islands, as borrower, joined a $300.0 million revolving credit facility (the “RBC Facility”) with, among others, Royal Bank of Canada, as lender and administrative agent, and U.S. Bank Trust Company, National Association, as collateral custodian. The Company acts as the collateral manager and the first loss provider with respect to the RBC Facility. Proceeds from the RBC Facility have been and will be used to finance the origination and acquisition of eligible assets by the borrowers thereunder. The maturity date of the RBC Facility is October 14, 2032. On July 24, 2025, a portion of the proceeds from the WISE CLO 2025-3 Transaction (as defined below) were used to repay certain amounts outstanding under the RBC Facility and WISE CLO 2025-3 LTD. was released from the RBC Facility.

On June 16, 2025, the Company’s subsidiary, BOC SLF RB-2 LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands, joined as replacement borrower to the RBC Facility. The Company holds preference shares in BOC SLF RB-2 LTD. On June 16, 2025, in connection with the WISE CLO 2025-3 Transaction, certain of the assets held by WISE CLO 2025-3 LTD. were transferred via a master participation agreement to BOC SLF RB-2 LTD. As of December 31, 2025, there was $93.1million outstanding under the RBC Facility.
Borrowings under the RBC Facility bear interest at a per annum rate equal to SOFR +1.55%.

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Citibank Facility
On June 28, 2024, the Company’s subsidiary, WISE CLO 2025-4 LTD. (fka BOC SLF WH III C LTD.), an exempted company incorporated with limited liability under the laws of the Cayman Islands, entered into a revolving credit facility (the “Citibank Facility”) with, among others, Citibank, N.A., as lender and administrative agent. The commitment of the Citibank Facility is up to $300.0 million, and was $215.0 million as of December 31, 2024 and $100.0 million as of December 31, 2025, respectively. The Company acts as the collateral manager and the first loss provider with respect to the Citibank Facility. Proceeds from the Citibank Facility have been and will be used to finance the origination and acquisition of eligible assets by the borrowers thereunder. The maturity date of the Citibank Facility is June 28, 2027. On September 4, 2025, a portion of the proceeds from the WISE CLO 2025-4 Transaction (as defined below) were used to repay certain amounts outstanding under the Citibank Facility and WISE CLO 2025-4 LTD. was released from the Citibank Facility.
On July 23, 2025, the Company’s subsidiary, BOC SLF C-2 LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands, joined as co-borrower to the Citibank Facility. The Company holds preference shares in BOC SLF C-2 LTD. On September 4, 2025, in connection with the WISE CLO 2025-4 Transaction, certain of the assets held by WISE CLO 2025-4 LTD. were transferred via a master participation agreement to BOC SLF C-2 Ltd. As of December 31, 2025, $84.8 million outstanding under the Citibank Facility.
Borrowings under the Citibank Facility bear interest at a per annum rate equal to (i) during the Reinvestment Period (as defined in Citibank Facility), SOFR + 1.40% and (ii) after the end of the Reinvestment Period, 1.90%.
Wells Fargo Facility
On August 1, 2024, the Company’s subsidiary, WISE CLO 2025-2 LTD. (fka BOC SLF WH 4 LTD.), an exempted company incorporated with limited liability under the laws of the Cayman Islands, joined a $300.0 million revolving credit facility (the “Wells Fargo Facility”) originally with, among others, and Wells Fargo Bank, National Association, as a lender and administrative agent. The Company acts as the collateral manager and the first loss provider with respect to the Wells Fargo Facility. Proceeds from the Wells Fargo Facility have been and will be used to finance the origination and acquisition of eligible assets by the borrowers thereunder. The maturity date of the Wells Fargo Facility is August 1, 2027. On March 31, 2025, a portion of the proceeds from the WISE CLO 2025-2 Transaction (as defined below) were used to repay certain amounts outstanding under the Wells Fargo Facility and WISE CLO 2025-2 LTD. was released from the Wells Fargo Facility.
On March 12, 2025, the Company’s subsidiary, BOC SLF WF-2 LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands, joined as co-borrower to the Wells Fargo Facility. The Company holds preference shares in BOC SLF WF-2 LTD. On March 19, 2025, in connection with the WISE CLO 2025-2 Transaction, certain of the assets held by WISE CLO 2025-2 LTD. were transferred via a master participation agreement to BOC SLF WF-2 LTD. As of December 31, 2025, there was $137.8 million outstanding under the Wells Fargo Facility.
Borrowings under the Wells Fargo Facility bear interest at a per annum rate equal to Daily Simple SOFR + 1.50%. The Wells Fargo Facility also has an unused commitment fee which accrues at 0.375% of unused facility amount after the six-month anniversary of the most recent securitization. There was $0.2 million of unused commitment fee as of December 31, 2025.
Mizuho Bank Facility
On November 14, 2025, the Company’s subsidiary, BOC SLF Z LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands, entered into a $240.0 million revolving credit facility (the “Mizuho Bank Facility”) with, among others, and Mizuho Bank Ltd., as lender and administrative agent. The Company acts as the collateral manager and the first loss provider with respect to the Mizuho Bank Facility. It holds preference shares in BOC SLF Z LTD. Proceeds from the Mizuho Bank Facility will be used to finance the origination and acquisition of eligible assets by the borrowers thereunder. The maturity date of the Mizuho Bank Facility is November 14, 2027. As of December 31, 2025, there was $4.2 million outstanding under the Mizuho Bank Facility.
Borrowings under the Mizuho Bank Facility bear interest at a per annum rate equal to (i) from the Facility Closing Date to and including May 14, 2026, 1.05% and (ii) thereafter, 1.10%; provided that on and after the Revolving Period End Date, the Applicable Margin shall increase to 2.00%; provided further, that upon the occurrence of Event of Default, the Applicable Margin shall increase 2.00%.
WISE CLO 2025-1
On June 12, 2024, the Company’s subsidiary, WISE CLO 2025-1 LTD. (fka, BOC SLF WH I BA LTD.) was incorporated as a company under the laws of the Cayman Islands. On March 6, 2025, WISE CLO 2025-1 LTD., as issuer, and WISE CLO 2025-1, LLC, as co-issuer, closed a CLO transaction (the “WISE CLO 2025-1 Transaction”) using the financial assets previously acquired by WISE CLO 2025-1 LTD as the collateral underpinning the transaction and issued $240.0 million of Class A Notes, $42.0 million of

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Class B-1 Notes, $10.0 million of Class B-2 Notes, $28.0 million of Class C Notes, and $92.0 million of Subordinated Notes pursuant to an Indenture dated March 6, 2025 among WISE CLO 2025-1 LTD., as issuer, WISE CLO 2025-1, LLC, as co-issuer, and U.S. Bank Trust Company, National Association, as trustee. The notes issued as part of the WISE CLO 2025-1 Transaction have a stated maturity of January 20, 2038.
WISE CLO 2025-2
On August 1, 2024, the Company’s subsidiary, WISE CLO 2025-2 LTD (fka “BOC SLF WH 4 WF LTD.”) was incorporated as a company under the laws of the Cayman Islands. On March 31, 2025, WISE CLO 2025-2 LTD., as issuer, and WISE CLO 2025-2, LLC, as co-issuer, closed a CLO transaction (the “WISE CLO 2025-2 Transaction”) using the financial assets previously acquired by WISE CLO 2025-2 LTD as the collateral underpinning the transaction and issued $236.0 million of Class A Notes, $56.0 million of Class B Notes, $28.0 million of Class C Notes, and $92.0 million of Subordinated Notes pursuant to an Indenture dated March 31, 2025 among WISE CLO 2025-2 LTD., as issuer, WISE CLO 2025-2, LLC, as co-issuer, and U.S. Bank Trust Company, National Association, as trustee. The notes issued as part of the WISE CLO 2025-2 Transaction have a stated maturity of April 20, 2038.
WISE CLO 2025-3
On June 5, 2024, the Company’s subsidiary, WISE CLO 2025-3 LTD (fka “BOC SLF WH II RB LTD.”) was incorporated as a company under the laws of the Cayman Islands. On July 24, 2025, WISE CLO 2025-3 LTD., as issuer, and WISE CLO 2025-3, LLC, as co-issuer, closed a CLO transaction (the “WISE CLO 2025-3 Transaction”) using the financial assets previously acquired by WISE CLO 2025-3 LTD as the collateral underpinning the transaction and issued $115.0 million of Class A Notes, $125.0 million of Class A Loans, $37.0 million of Class B-1 Notes, $15.0 million in Class B-2 Notes, $26.0 million of Class C Notes, and $90.5 million of Subordinated Notes pursuant to an Indenture dated July 24, 2025 among WISE CLO 2025-3 LTD., as issuer, WISE CLO 2025-3, LLC, as co-issuer, and US Bank Trust Company, National Association, as collateral trustee. The notes issued as part of the WISE CLO 2025-3 Transaction have a stated maturity of July 20, 2038.
WISE CLO 2025-4
On June 28, 2024, the Company’s subsidiary, WISE CLO 2025-4 LTD (fka “BOC SLF WH III C LTD.”) was incorporated as a company under the laws of the Cayman Islands. On September 4, 2025, WISE CLO 2025-4 LTD., as issuer, and WISE CLO 2025-4, LLC, as co-issuer, closed a CLO transaction (the “WISE CLO 2025-4 Transaction”) using the financial assets previously acquired by WISE CLO 2025-4 LTD as the collateral underpinning the transaction and issued $240.0 million of Class A Notes, $37.0 million of Class B-1 Notes, $15.0 million in Class B-2 Notes, $26.0 million of Class C Notes, and $91.8 million of Subordinated Notes pursuant to an Indenture dated September 4, 2025 among WISE CLO 2025-4 LTD., as issuer, WISE CLO 2025-4, LLC, as co-issuer, and US Bank Trust Company, National Association, as trustee. The notes issued as part of the WISE CLO 2025-4 Transaction have a stated maturity of September 20, 2038.
Financial Instruments Not Carried at Fair Value
The fair value of the Company’s debt, which is categorized as Level 3 within the fair value hierarchy as of December 31, 2025, approximates the carrying value. The carrying amounts of the Company’s assets and liabilities, other than investments at fair value, approximate fair value due to their short maturities.

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
The table below presents the net carrying value of the Company’s debt obligations as of December 31, 2025 and December 31, 2024 respectively:

	December 31, 2025
($ in thousands)	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Unamortized Debt Issuance Costs	Net Carrying Value
WISE CLO 2025-1 LTD.	$320,000	$320,000	$—	$2,001	$317,999
WISE CLO 2025-2 LTD.	319,160	319,160	—	1,767	317,393
WISE CLO 2025-3 LTD.	318,000	318,000	—	1,844	316,156
WISE CLO 2025-4 LTD.	317,935	317,935	—	1,806	316,129
Bank of America Facility	300,000	141,765	29,368	265	141,500
RBC Facility	300,000	93,117	16,015	324	92,793
Citibank Facility	100,000	84,790	15,210	206	84,584
Wells Fargo Facility	300,000	137,819	26,421	250	137,569
Mizuho Facility	240,000	4,240	14,850	—	4,240
Total Debt	$2,515,095	$1,736,826	$101,864	$8,463	$1,728,363

(1) The amount available reflects any collateral related limitations at the Company level related to each credit facility’s borrowing base.

	December 31, 2024
($ in thousands)	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Unamortized Debt Issuance Costs	Net Carrying Value
Bank of America Facility	$300,000	$194,919	$28,016	$448	$194,471
RBC Facility	300,000	194,870	28,065	371	194,499
Citibank Facility	215,000	194,401	20,599	344	194,057
Wells Fargo Facility	300,000	167,992	31,513	409	167,583
Total Debt	$1,115,000	$752,182	$108,193	$1,572	$750,610

(1) The amount available reflects any collateral related limitations at the Company level related to each credit facility’s borrowing base.

The table below presents the components of interest expense for the following periods:

	For the Period Ended December 31,
($ in thousands)	2025	2024(1)
Interest expense	$75,357	$7,720
Amortization of debt issuance costs	960	266
Total Interest Expense	$76,317	$7,986

Average interest rate	5.7%	6.5%
Average daily outstanding borrowings	$1,301,358	$364,658

(1) The Company’s date of inception was May 6, 2024.